Warehouse Lines of Credit - Additional Information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Long-term Line of Credit	$ 320,300	$ 376,000
Credit facility, Description	The above agreements also contain covenants which include certain financial requirements, including maintenance of minimum tangible net worth, minimum liquidity, maximum debt to net worth ratio, net income, and limitations on additional debt, as defined in the agreements.
As Soon As Pooled Plus program [Member]
Long-term Line of Credit	$ 75,900
Early Funding Program [Member]
Long-term Line of Credit	0
Gestation [Member]
Long-term Line of Credit	0
Line of Credit Facility, Maximum Borrowing Capacity	$ 150,000